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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                January 30, 2006
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------
                            BRONCO ENERGY FUND, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                    000-29541
                              (Commission File No.)

                                   86-0972709
                      (IRS Employer Identification Number)

                  2920 N. SWAN RD., SUITE 206, TUCSON AZ 85712
               (Address of principal executive offices) (ZIP Code)


                            (520) 319-6102 (Telephone
                          number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          -------------------------------------------------------------
                                    COPY TO:
                               Donald Davis, Esq.
                               Davis & Associates
                         P.O. Box 12009 Marina Del Rey,
                                    CA 90295

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 30, 2006, the Company received the written resignation of Dan R. Baker as president of Bronco Energy Fund.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Business Acquired
       None.

(b) Pro Forma Financial Statements
       None

(c) Exhibits
       None




 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tucson, Arizona, on the 2nd day of February 2006.

                                                Bronco Energy Fund, Inc.



                                                By:   /s/ Daniel L. Hodges
                                                      --------------------------
                                                      Daniel L. Hodges, Chairman



 EXHIBIT INDEX

         EXHIBITS
                           None.